SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by Registrant [x]                           Filed by a Party other
                                                  than the Registrant [  ]

Check the appropriate box:

[x]  Preliminary Proxy Statement            [ ] Confidential, for Use of
                                                the Commission Only (as
[ ]  Definitive Proxy Statement                 permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to
     Section 240.14a-11(c) or Section 240.14a-12


                           SDC INTERNATIONAL, INC.
           (Name of Registrant as Specified In Its Charter)

  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
        ----------------------------------------------------------------------

2)	Aggregate number of securities to which transaction applies:
        ----------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)      Proposed maximum aggregate value of transaction:  $_______________

5)	Total fee paid:  $_______________

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                          SDC INTERNATIONAL, INC.
                       777 S. Flagler, 8th Floor West
                        W. Palm Beach, Florida 33401
                              (561) 882-9300


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:   December 30, 2002
Time:   10:00 a.m., local time
Place:  Sheraton Hotel
        630 Clearwater Park Road
        W. Palm Beach, Florida 33401

        We invite you to attend the SDC International, Inc. annual meeting of stockholders to:

1.	Elect four directors for a one-year term or until the election and qualification of their respective successors;

2.	Ratify the appointment of BDO CS s.r.o. as our independent
auditors;

3.	Vote upon a proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000; and

4.	Transact any other business that is properly submitted before the annual meeting or any adjournments of the annual meeting.

        Only stockholders of record at the close of business on November 18, 2002 are entitled to notice of and to vote at this annual meeting. This notice was mailed only to those stockholders. A list of stockholders entitled to vote at the annual meeting will be available for examination at the Company's executive offices in West Palm Beach, Florida, during regular business hours beginning on December 20, 2002 and at the annual meeting.

        You are cordially invited to attend the annual meeting in person. If you attend the annual meeting, you may revoke your proxy and vote in person. Your proxy may be revoked at any time before it is voted.
To assure your representation at the annual meeting, please complete, sign, date and mail promptly the enclosed proxy, which is being solicited by our board of directors. An addressed return envelope, which requires no postage if mailed in the United States, is enclosed for that purpose.

        The enclosed proxy statement and proxy card were first mailed on or about December 16, 2002 to all of the stockholders entitled to vote at the annual meeting.

By Order of the Board of Directors,

Ronald A. Adams
Chairman of the Board of Directors

W. Palm Beach, Florida
December 16, 2002

                         TABLE OF CONTENTS

                                                                      Page
                                                                      ----

FREQUENTLY ASKED QUESTIONS CONCERNING THIS PROXY STATEMENT..........    1

STOCK OWNERSHIP OF MANAGEMENT AND DIRECTORS AND PRINCIPAL
STOCKHOLDERS........................................................    3

THE FIRST PROPOSAL ON WHICH YOU BEING ASKED TO VOTE
  --THE ELECTION OF FOUR DIRECTORS..................................    5

CERTAIN TRANSACTIONS WITH MANAGEMENT................................    6

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.............    7

COMMITTEES AND MEETINGS OF DIRECTORS................................    7

EXECUTIVE COMPENSATION..............................................    9

THE SECOND PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE
  -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS............    11

THE THIRD PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE
  -- PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION
     TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON
     STOCK OF THE COMPANY FROM 25,000,000 TO 50,000,000.............    11

SUBMISSION OF STOCKHOLDER PROPOSALS.................................    12

OTHER MATTERS.......................................................    12

      FREQUENTLY ASKED QUESTIONS CONCERNING THIS PROXY STATEMENT

1.      Q:   What is a proxy?

        A:   A proxy is a procedure that enables you, as a stockholder, to authorize someone else to cast your vote for you. The board of directors of SDC International, Inc. (the "Company") is soliciting your proxy, and asking you to authorize Ronald A. Adams, our Chairman and Chief Executive Officer, and General Alexander M. Haig, Jr., a member of our Board of Directors, to cast your vote for you at the 2002 annual meeting. You may, of course, cast your vote in person or abstain from voting, if you so choose. The term proxy is also used to refer to the person who is authorized by you to vote for you.

2.      Q:   What are a proxy statement and a proxy card?

        A:   A proxy statement is the document the United States
Securities and Exchange Commission (the "SEC") requires to explain the matters on which you are asked to vote. A proxy card is the form by which you may authorize someone else, in this case Mr. Adams or General Haig, to cast your vote for you. This proxy statement and the proxy card with respect to our 2002 annual meeting were mailed on or about December 16, 2002 to all stockholders entitled to vote at the annual meeting.

3.      Q:   Who is entitled to vote?

        A:   Only holders of shares of our common stock at the close of business on November 18, 2002 (the "Record Date") are entitled to vote at the annual meeting. Each stockholder of record has one vote for each share of common stock on each matter presented for a vote.

4.      Q:   What will I vote on at the annual meeting?

        A:   At the annual meeting, stockholders are being asked to vote to:

             (i) Elect four directors for a one-year term or until the election and qualification of their respective successors;

             (ii) Ratify the appointment of BDO CS s.r.o. as our independent auditors;

             (iii) Vote upon a proposal to amend the our certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000; and

             (iv) Transact any other business that is properly submitted before the annual meeting or any adjournments of the annual meeting.

5.      Q:   How does the board of directors recommend I vote on the
proposals?

        A:   The board of directors recommends a vote FOR each proposal.

6.      Q:   How can I vote?

        A:   You can vote in person or by proxy. To vote by proxy,
complete, sign, date and return the enclosed proxy card in the enclosed envelope. If you returned your signed proxy card to the Company before the annual meeting, the persons named as proxies on the card will vote your shares as you direct. Shares represented by proxies which are marked "WITHHELD" to vote for all four nominees for director, or for any individual nominee(s) for election as director(s) and which are not otherwise marked "FOR" the other nominees, will not be counted in determining whether a plurality vote has been received for the election of directors. Similarly, shares represented by proxies which are marked "ABSTAIN" on the proposals to ratify the appointment of BDO CS s.r.o., to amend our certificate of incorporation to increase the number of authorized common shares will not be counted in determining whether the requisite vote has been received for such proposal. IF YOU WISH TO VOTE IN THE MANNER THE BOARD OF DIRECTORS RECOMMENDS, IT IS NOT NECESSARY TO SPECIFY YOUR CHOICE ON THE PROXY CARD. SIMPLY SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE. You may revoke a proxy at any time before the proxy is voted by:

             (i) Providing written notice of revocation to the Secretary of the Company at the address shown on the Notice of Annual Meeting of Stockholders on the first page of this booklet;

             (ii) Submitting another proxy that is properly signed and that is dated later; or

             (iii) Voting in person at the meeting (but only if the shares are registered in the Company's records in your name and not in the name of a broker, dealer, bank or other third party).

7.      Q:   Is my vote confidential?

        A:   Yes, your vote is confidential. Only the inspectors of
election and certain employees associated with processing proxy cards and counting the votes have access to your proxy card. All comments received will be forwarded to management on an anonymous basis unless, of course, you ask that your name be disclosed.

8.      Q:   What is a quorum?

        A:   There were 20,037,987 shares of the Company's common stock outstanding on the Record Date. A majority of the outstanding shares, or 10,018,994 shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the annual meeting. Abstentions and broker non-votes are counted as votes present. A broker non-vote is a proxy a broker submits that does not indicate a vote for the proposal because the broker does not have discretionary voting authority and the broker did not receive instructions as to how to vote on the proposal.

9.      Q:   How does voting work?

        A:   If a quorum exists at the Annual Meeting, a plurality vote, being the greatest number of the shares voted, although not a majority, is required to elect the four nominees for director. The four nominees receiving the highest number of votes will be elected.
If a quorum is present, the affirmative vote by the holders of a majority of the shares present, or represented by proxy, is required to ratify the reappointment of BDO CS s.r.o. as our independent auditors for the year ending December 31, 2002. The affirmative vote by the holders of a majority of all of the outstanding shares entitled to vote, however, is required to approve the proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock. Broker non-votes are excluded for each of these purposes. Therefore, while a broker non-vote will have no effect on the proposals to elect the four nominees for director or to ratify the reappointment of BDO CS s.r.o. as the independent auditors, a broker non-vote has the effect of a vote against the proposal to amend the certificate of incorporation to increase the number of authorized shares of common stock.

We will vote properly executed proxies we receive prior to the annual meeting in the way you direct. If you do not specify instructions, the shares represented by proxies will be voted FOR the nominees for director, FOR the ratification of BDO CS s.r.o. as our independent auditors and FOR the proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock. No other proposals are currently scheduled to be presented at the annual meeting.

10.     Q:   Who pays for the costs of the annual meeting?

        A:   We pay the cost of preparing and printing the proxy
statement and the proxy card, and soliciting proxies. We will solicit proxies primarily by mail, but also may solicit proxies personally and by telephone, facsimile or other means. Officers and regular employees of the Company and its subsidiaries also may solicit proxies, but will receive no additional compensation for doing so, nor will their efforts result in more than a minimal cost to us. We also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation material to beneficial owners of the Company's common stock.

11.     Q:   When are stockholder proposals for the 2003 Annual Meeting due?

        A:   All stockholder proposals to be considered for inclusion in next year's proxy statement under SEC Rule 14a-8 must be submitted in writing to the Secretary of the Company at the address shown on the Notice of Annual Meeting of Stockholders on the first page of this booklet, by August 15, 2003. If a stockholder of the Company wishes to present a proposal before the 2003 Annual Meeting of Stockholders (the "2003 Annual Meeting"), but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, that stockholder must give written notice to the Secretary of the Company at the address shown on the Notice of Annual Meeting of Stockholders on the first page of this booklet, by August 15, 2003.
If a stockholder fails to provide timely notice of a proposal to be presented at the 2003 Annual Meeting, the proxies designated by the board of directors of the Company will have discretionary authority to vote on any such proposal. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

  STOCK OWNERSHIP OF MANAGEMENT AND DIRECTORS AND PRINCIPAL STOCKHOLDERS

Ownership of Our Securities

      The following table contains information as of November 18, 2002, as to the number of shares of common stock which is beneficially owned by (i) each of the persons listed on the Summary Compensation Table appearing later in this report or each entity known by SDC to own beneficially more than 5% of SDC's Common Stock, (ii) each person who is a Director of SDC, and (iii) all persons as a group who are Directors and Officers of SDC, and as to the percentage of the outstanding shares held by said individuals or entities. There is only one issued class of security of SDC, Common Stock, as of November 18, 2002.


      Title of Class:   Common Shares

                          Ownership of Common Stock

Name and Address of                     Number of               Percentage of
Beneficial Owner (1)                 Shares Owned (2)       of Outstanding Shares (2)
-------------------------------------------------------------------------------------
Ronald A. Adams (3)
777 S. Flagler, 8th Floor West
W. Palm Beach, FL 33401                 2,314,550                   10.35%

Milota K. Srkal (4)
777 S. Flagler, 8th Floor West
W. Palm Beach, FL 33401                 2,284,250                   10.23%

Henry S. Green, Jr. (5)
PO Box 566
Ft. Worth, TX 76101                       302,684                    1.50%

Drummond C. Bell III (6)
72 Willow Street
Southport, CT 06890                       100,000                     *

Alexander M. Haig, Jr. (7)
1155 15th Street, N. W.,
Suite 800
Washington, DC 20005                      505,000                    2.47%

Emanon Partners
c/o Schaenen Capital Management
200 Park Avenue, Suite 3900
New York, NY  10106                     1,320,872                    6.18%

Venus Projects Ltd.
36 Paradise Road
Richmond, Surrey TW9 1SE
United Kingdom                          1,353,571                    6.33%

Sam Eyde (8)
c/o SDC International
777 S. Flagler, 8th Floor West
W. Palm Beach, FL 33401                 2,190,722                   10.93%

Terex Corporation (9)
c/o Eric I. Cohen
Senior Vice President
500 Post Road East, Suite 320
Westport CT 06880                       2,404,558                    12%

All Officers and Directors as
  a Group (includes 9 persons) (10)    12,776,207                   51.11%

All Officers and Directors as
  a Group (includes 9 persons) (10)    12,776,207                   51.11%

* Less than 1%.

(1) Except as otherwise indicated, SDC believes that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
(2) Includes shares issuable pursuant to currently exercisable options. The percentage calculations are based on 20,037,987 shares of common stock outstanding as of November 18, 2002.
(3) Includes 500,000 shares received on May 1, 1994 by WCG Holdings, Inc., a company controlled by Mr. Adams; 30,300 shares owned by Zephyr Offshore, Inc., a company that Mr. Adams may be deemed to control; 150,000 shares acquired on June 20, 2000; 1,582,250 shares issuable pursuant to currently exercisable options; and 52,000 shares acquired on the open market between September 26, 2001 and October 10, 2001.
(4) Includes 27,840 shares received on April 24, 1997 through the merger of GGB into SDC; 100,000 shares acquired on December 1, 1997; 372,160 shares acquired on February 23, 1999; 1,582,250 shares issuable pursuant to currently exercisable options; and 52,000 shares acquired on the open market between September 26, 2001 and October 10, 2001.
(5) Includes 202,684 shares issued in 1994 to Double Seal Ring Company, Inc., which is controlled by Mr. Green's family; and 100,000 shares issuable pursuant to currently exercisable options.
(6) Includes 100,000 shares issuable pursuant to currently exercisable options.
(7) Includes 5,000 shares purchased on October 3, 2001; 100,000 shares issued on May 19, 1999; and 400,000 shares issuable pursuant to currently exercisable options.
(8) Includes 100,000 shares issuable pursuant to currently exercisable warrants.
(9) Includes up to 1,097,721 additional shares that may issued upon the conversion of notes. Also included are shares issued to Terex as a strategic advisor and all other shares acquired during 2001. This calculation is based upon 20,037,987 shares outstanding as of November 18, 2002 and is subject to increase or decrease if the number of outstanding shares of SDC changes.
(10) Includes all of the options listed in notes (3) through (9) above.

         THE FIRST PROPOSAL ON WHICH YOU BEING ASKED TO VOTE
                  --THE ELECTION OF FOUR DIRECTORS

      We are asking you to vote for four candidates for director. Our board of directors has nominated Ronald A. Adams, Milota K. Srkal, Henry S. Green, Jr. and Alexander M. Haig, Jr. as directors to hold office for a one-year term or until the election and qualification of their respective successors. Each nominee currently serves as a director and has consented to his nomination and agreed to serve as a director, if elected.

      If any of the nominees is unable to stand for election, we may vote the shares to elect a substitute nominee or the number of directors to be elected at the annual meeting may be reduced. Our board of directors recommends a vote FOR each of the nominees.

Information About the Directors, Nominees and Executive Officers

      The following is information about the four nominees for election as a director and the executive officers of the Company.


Name                             Age     Position
----                             ---     --------
Ronald A. Adams                  52      Chairman of the Board, Chief
                                         Executive Officer, Director
                                         and Nominee

Milota K. Srkal                  57      President, Chief Operating
                                         Officer, Director and Nominee

Henry S. Green, Jr.              70      Secretary, Director and
                                         Nominee

Drummond C. Bell III             58      Director

General Alexander M. Haig, Jr.   78      Director and Nominee

      All directors hold office until the next annual meeting of stockholders or until their successors are elected and qualify. Vacancies on the Board of Directors may be filled by the remaining directors. Officers are elected annually, and serve at the discretion of the Board of Directors. There are no family relationships between or among any officers or directors of SDC.

      Ronald A. Adams has been the Chairman, Chief Executive Officer and a director of SDC since 1994. From 1986 through 1996, he served as President of Worth Capital Group. From 1996 through 2001, he served as a Financial Advisor to Double Seal Ring Company and, from 1994 to 1996, as a Financial Advisor to Skoda Diesel. Both of these entities are among the founding shareholders of SDC. For the 14 years prior to 1986, Mr. Adams was Chief Executive Officer of Haltom Manufacturing Company, engaged in manufacturing of corporate recognition items. He attended the University of Oklahoma and graduated from Texas Christian University, where he performed post-graduate studies.

      Milota K. Srkal has been the President, Chief Operating Officer and a director of SDC since 1998. Mr. Srkal was President and Founder of Golden Grove Business, Inc., which we refer to as GGB, the Tatra distributor in certain Central and South American countries. GGB merged into SDC in 1997. Prior to founding GGB, Mr. Srkal was associated with Frederic R. Harris, Inc., an international construction and management firm. He served as its Senior Vice
President until resigning to found GGB.

      Henry S. Green, Jr. has been Secretary of SDC since December 1996 and a director since 1994. In 2002, Mr. Green retired as Chairman and President of Double Seal Ring Company where he had been employed since 1955 and had served as a director since 1978. Double Seal, founded in 1931, manufactures industrial piston rings such as those used in industrial equipment and diesel and gas generating sets. He is a graduate of the Business Administration School at Oklahoma State University and attended the United States Naval Command School.

      Drummond C. Bell III has been a director of SDC and a member of its Audit Committee since March 2002. Mr. Bell has been a member of McFarland Dewey & Co., LLC, a financial advisory and investment banking company, since March 1998 and a partner of McFarland Dewey &
Co. since August 1997.  Mr. Bell has served as Managing Director of
FIL Partners (Fruehauf International Limited) and serves on the
Advisory Board of Private Equity Investors (PEI) and Dynamic Metal Forming. Mr. Bell was a Vice President of U.S. Steel and President of U.S. Steel Realty and has served as Senior Vice President of
Operations of Freuhauf Trailers. Mr. Bell is a graduate of the University of North Carolina (Chapel Hill) and the Advanced Management Program at the Harvard Business School.

      General Alexander M. Haig, Jr. has been a director of SDC since January 2002. Since May 1999 General Haig served as Strategic Advisor to SDC. For more than the past five years, General Haig has been Chairman and owner of Worldwide Associates, Inc., a Washington, D.C. based international advisory firm assisting domestic and international corporations in gaining market entry and venture capital activities, public speaking and writing. General Haig is host of his own weekly television program, "World Business Review" and serves on the board of directors of MGM Mirage, Inc., Metro-Goldwyn-Mayer, Inc., Indevus Pharmaceuticals, Inc. and Compuserve Interactive Services, Inc. General Haig served as White House Chief of Staff from 1973 to 1974; Supreme Allied Commander of NATO from 1974 to 1979; and United States Secretary of State from 1981 to 1982. In addition, he served as President and Chief Operating Officer of United Technologies Corporation from 1979 to 1981 and remains as a consultant.


                 CERTAIN TRANSACTIONS WITH MANAGEMENT

      SDC and General Haig are parties to a Strategic Advisor Agreement pursuant to which General Haig provides advisory services to SDC. In September, 2001, General Haig was paid $85,000 by SDC for services previously rendered by him. In addition, in September 2001, SDC and General Haig renewed the Strategic Advisor Agreement. In consideration for renewing the agreement, on September 9, 2001, General Haig was issued fully vested stock options to purchase 300,000 shares of common stock of SDC at an exercise price of $0.40 per share. In addition, pursuant to the terms of the Strategic Advisor Agreement, General Haig will be entitled to receive between one and two percent of the total gross contract amount of any contract entered into by SDC or any of its subsidiaries which was obtained through the efforts of General Haig.

      In December, 2001, McFarland Dewey & Company, LLC, a financial advisory and investment banking firm of which Mr. Bell is a member, received a fee of $175,000 for consulting work and financing assistance in connection with our purchase of Tatra.

      Mr. Adams served as a Financial Advisor to the Board of Directors of Double Seal Ring Company, Inc., a company controlled by Henry S. Green, a Director of SDC, until it was sold in 2002. Mr. Adams received a monthly payment for such services of $3,000. Until the end of 2001, SDC leased its executive office on a month to month basis from Mr. Adams. Rent expense under the arrangement amounted to $24,000 during each of the years ended December 31, 2001 and 2000.

      On September 11, 2000, SDC paid Mr. Srkal $20,295 to cover taxes owed for 372,160 restricted shares of common stock which were issued to him on February 23, 1999 in consideration for services rendered. On September 25, 2001, Mr. Adams and Mr. Srkal issued SDC a 9% note in the principal amount of $100,000, payable in 18 months.

      During 1999 and 2000, SDC issued to Sam Eyde three promissory notes totaling $550,000. These notes bear interest at 14% per year and were payable on July 30, 2002. At December 31, 2001, the notes plus accrued interest of $159,000 were outstanding. During 2000, SDC issued to Mr. Eyde 32,500 shares of common stock valued at $24,375, the quoted market price, to extend the due date of the notes. During 2002, in consideration for extending the due date of the notes to June 30, 2003, SDC issued to Mr. Eyde 100,000 warrants to purchase shares of common stock of SDC at an exercise price of $.75 per share. The warrants are exercisable from the date of issue through December 31, 2003.

      On June 28, 2001, SDC issued to Ron Adams a promissory note totaling $500,000, bearing interest at 14% per year. This note was payable on September 30, 2001. As of December 31, 2001, the remaining outstanding balance of the note and accrued interest totaled $148,000. In connection with this note, Mr. Adams borrowed approximately $500,000 from another stockholder of SDC. This note from the stockholder was secured by 1,000,000 shares of common stock of SDC and a personal guaranty from Mr. Adams. Upon repayment of the balance of the note, 750,000 shares of common stock will be returned to SDC and the stockholder will hold the remaining 250,000 shares. In addition, in connection with the extension of the maturity date of this note, SDC agreed to issue to the stockholder an additional 250,000 common shares. The borrowings related to these loans were fully paid in January 2002.

      In June 1998, SDC entered into an agreement for an unsecured $500,000 line of credit with an affiliate of Emanon Partners. The line of credit had an interest rate of 14% per year and was payable on December 31, 1999. Upon default, and as agreed to in the note issued under the line of credit, on March 2, 2000, the noteholder converted the note, totaling $500,000 plus accrued interest of $114,000 at a rate of $1.00 per share into 614,110 shares of common stock. Under the terms of an agreement to extend the maturity date to December 31, 1999, 216,000 shares of common stock, were issued to the noteholder during 2000. In addition, during 2000, Emanon also converted a note originally entered into in June 1998 with an outstanding principal balance of $100,000 plus accrued interest of $25,660 into 125,660 shares of common stock valued at $125,660, which was the quoted market price. In connection with these borrowings, SDC issued 180,000 shares to Emanon or an affiliate of Emanon in each of 2000 and 2001, valued at $202,445 and $130,002, the quoted market prices at each date of issuance.

        SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended requires SDC's officers and directors, and persons who own more than ten percent of a registered class of SDC's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish SDC with copies of all Section 16(a) reports that they file.

      For the fiscal year ended December 31, 2001, each of Ronald A. Adams, Milota K. Srkal, General Alexander M. Haig, Jr. and Henry S. Green, Jr. did not timely file a Form 5 and each of Messrs. Adams, Srkal, Green, Bell and General Haig did not timely file a Form 3 and a Form 4 as required by Section 16(a) of the Exchange Act.


               COMMITTEES AND MEETINGS OF DIRECTORS

      The board of directors has established an audit committee and a compensation committee.

      Until February 2002, the audit committee members were Messrs. Adams and Srkal. The audit committee was reconstituted in February 2002 concurrent with the appointment of Messrs. Green, Haig and Drummond C. Bell III to our board of directors. The members of the audit committee are now Messrs. Green and Bell. The audit committee met ___ times during 2002.

      Until February 2002, the compensation committee members were Messrs. Adams and Srkal. The compensation committee was reconstituted in February 2002 concurrent with the appointment of Messrs. Green, Haig and Bell to our board of directors. The members of the
compensation committee are now Messrs. Haig and Green.   The
compensation committee determines executive compensation and long-term incentive compensation awards. The compensation committee met ______ times during 2002.

      The Company does not have a nominating committee.

      Our board of directors met ____ times during 2002. Committees of the Board held no additional meetings during 2002. During 2002, each of the directors attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he served.

Report of the audit committee

      During the year 2001, at each of its meetings, the audit committee met with the members of our financial management team. The audit committee also had private sessions with our independent auditors at which candid discussions of financial management, accounting and internal control issues occurred.

      On April 16, 2001, the Company announced the resignation of KPMG Ceska republika, s.r.o., as its independent public accountants. On May 18, 2002, the Company received a letter addressed to the SEC dated May 17, 2002 stating KPMG Ceska republika, s.r.o.'s disagreements with statements made by the Company in its initial Current Report on Form 8-K for the period ended April 16, 2002. A copy of the KPMG Ceska republika, s.r.o.'s letter was filed as an exhibit to the Current Report on Form 8-K/A filed on May 21, 2001.

      On July 2, 2002, the Company appointed BDO CS s.r.o., the Czech Republic affiliate of BDO International, to serve as the independent auditor for the Company and its subsidiary Tatra. Under the terms of the engagement agreement, BDO CS s.r.o. has audited the financial statements of Tatra, the Company's subsidiary and principal operating entity, and BDO Seidman, LLP. the U.S. affiliate of BDO International, has performed audit procedures on U.S. operations, in accordance with GAAP. At the conclusion of the audit, BDO CS s.r.o. submitted to the Company a report containing its opinion that the Company's consolidated financial statements, taken as a whole, are fairly presented based on accounting principles generally accepted in the United States of America. BDO Seidman, LLP has assisted in the examination of such consolidated financial statements prepared under such principles.

Membership and Role of the Audit Committee

      Each member of our audit committee is independent within the meaning of the NASDAQ Stock Market listing standards. The audit committee operates under a written charter adopted by the board of directors, which is included in this proxy statement as Appendix A.

      The primary function of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities with respect to our financial matters. The audit committee's duties and responsibilities are to:

      * serve as an independent and objective party to monitor our financial reporting process and internal control systems;

      * review and appraise the audit efforts of our independent accountants and any internal auditor; and

      * provide an open avenue of communication among the independent accountants, financial and senior management, any internal auditor and the board of directors.


Review of Our Audited Financial Statements

      The audit committee has reviewed and discussed our audited financial statements for the year ended December 31, 2001 with our management. Members of the audit committee have also discussed with BDO CS s.r.o., our independent public accountants, matters required to be discussed by Statement on Auditing Standards No. 61 - "Communication with Audit Committees".

      The audit committee has also received the written disclosures and the letter from BDO CS s.r.o. required by Independent Standards Board Standard No. 1 - "Independent Discussion with Audit Committees" and the members of the audit committee have discussed the independence of BDO CS s.r.o. with that firm.

      Based on the audit committee's review and discussions noted above, the audit committee recommended to the board of directors that our audited financial statements be included in our annual report for the year ended December 31, 2001, that has been filed with the Securities and Exchange Commission.

Fee Information

Audit Fees

      BDO CS s.r.o. billed us $______________ for professional services rendered for the audit of our annual financial statements for fiscal 2001. Richard A. Eisner & Company, LLP billed us $_____________ for professional services rendered for the reviews of the financial statements included in our Form 10-Q's filed during fiscal 2001.

Financial Information Systems Design and Implementation Fees

      Neither Richard A. Eisner & Company, LLP nor BDO CS s.r.o.
rendered any professional services to us in connection with financial implementation systems design and implementation during the year ended December 31, 2001.

All Other Fees

      The fees, including expenses, billed by BDO CS s.r.o. to us for professional services rendered during the year ended December 31, 2001 other than as stated under the caption Audit Fees above were $__________________. The audit committee considered whether the provision of these non-audit services is compatible with maintaining such firm's independence and has concluded that it is compatible.

The Audit Committee

Drummond C. Bell III, Chairman
Henry S. Green, Jr.

                        EXECUTIVE COMPENSATION

      The following table sets forth the total compensation paid or accrued for the years ended December 31, 2001, 2000 and 1999 for SDC's Chief Executive Officer during the year ended December 31, 2001 and its most highly compensated executive officers, other than its Chief Executive Officer, whose salary and bonus for the fiscal year ended December 31, 2001 were in excess of $100,000 each.

                                       Summary Compensation Table
                                       --------------------------

                                     Annual Compensation                Long Term Compensation
                          ------------------------------------------  -------------------------
                                                                               Awards
                          ---------------------------------------------------------------------
Name and                  Year    Salary     Bonus         Other      Restricted     Securities
Principal                           $          $          Annual         Stock       Underlying
Position                                               Compensation   Awards ($)      Options/
                                                          ($)(1)                      SARs(#)
-----------------------------------------------------------------------------------------------
Ronald A. Adams(1)        2001    156,000   500,000         -             -          1,582,250
Chief Executive Officer   2000    156,000      -            -             -              -
                          1999    156,000      -            -             -              -
Milota K. Srkal(1)
Chief Operating Officer   2001    156,000   500,000         -             -          1,582,250
                          2000    156,000      -          20,000          -              -
                          1999    156,000      -            -          326,000           -
-----------------------------------------------------------------------------------------------


(1) In each of the years ended December 31, 2001, 2000 and 1999, Messrs. Adams and Srkal received normal and reasonable automobile, medical insurance and business expense reimbursements or payments made on their behalf for business related expenses.

Option Grants for the Year Ended December 31, 2001

      The following table sets forth grants of stock options during the year ended December 31, 2001 to anyone who served as Chief Executive Officer and its four most highly compensated executive officers, other than its Chief Executive Officer.

                      Common Stock      % of Total                      Market Price
                       Underlying     Options Granted    Exercise       of Shares on   Expiration
Name                 Options Granted    to Employees   Price Per Share  Date of Grant    Date
----                 ---------------  ---------------  ---------------  ------------   ----------
Ronald A. Adams         1,582,250           35%            $ 0.10          $ 0.84      12/28/2011

Milota K. Srkal         1,582,250           35%            $ 0.10          $ 0.84      12/28/2011


Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table provides certain summary information concerning stock options held as of December 31, 2001 by SDC's Chief Executive Officer and its four most highly compensated executive officers, other than its Chief Executive Officer. No options were exercised during fiscal 2001 by any of the officers.

                                                               Value of Unexercised
                       Number of Securities Underlying         In-The-Money Options
                           Unexercised Options #              at Fiscal Year-End($)(1)
                       -------------------------------      ----------------------------
Name                   Exercisable       Unexercisable      Exercisable    Unexercisable
----                   -----------       -------------      -----------    -------------
Ronald A. Adams          1,582,250            0               1,265,800         N/A

Milota K. Srkal          1,582,250            0               1,265,800         N/A


(1) Based upon the closing sale price on December 31, 2001 of $0.90 per share, as reported on the over-the-counter Bulletin Board and the exercise price per option.

Stock Option Plan

SDC established a 2001 Non-Qualified Stock Option Plan (the "2001 Plan") and a 2000 Non-Qualified Stock Option Plan (the "2000 Plan") authorizing the board of directors or the Stock Option Committee of the board of directors to issue from time to time on the Corporation's behalf options to employees, directors, consultants or representatives of SDC or any company that is a party to a consulting agreement with SDC. The 2001 Plan authorizes the issuance of options representing up to 2 million shares and the 2000 Plan authorizes the issuance of options representing up to 500,000 shares. The maximum number of shares issuable pursuant to each plan has been issued.

Employment Contracts and Directors Compensation

      In October 2001, SDC entered into employment agreements with Mr. Adams and Mr. Srkal, pursuant to which Mr. Adams serves as Chief Executive Officer of SDC and Mr. Srkal serves as President of SDC. The term of each employment agreement is for a period of three years and is automatically renewed for additional one year periods unless either party provides notice to the other party of its or his desire to terminate the agreement at least 60 days prior to the expiration of the applicable term. Under these agreements, each of Mr. Adams and Mr. Srkal currently receives an annual base salary of $300,000 subject to adjustments for cost-of-living increases and other increases as determined by the board of directors. In addition, each of Mr. Adams and Mr. Srkal may be entitled to a bonus to be determined by the board of directors depending on the revenues and net profits of Tatra. On July 18, 2000, the board granted to each of Messrs. Adams and Srkal options (the number to be determined upon closing of the Tatra acquisition) to purchase shares of common stock of SDC. In connection with this grant, on December 28, 2001, upon completion of the Tatra acquisition, 1,582,250 options to purchase shares of common stock of SDC were issued to each of Messrs. Adams and Srkal. The options are exercisable at an exercise price of $0.10 per share, and may be exercised in whole or in part, at any time after the closing of the acquisition of Tatra, from time to time for a period of ten years.

      If Mr. Adams or Mr. Srkal dies, is terminated for cause, voluntarily resigns or is unable to perform his duties on account of illness or other incapacity and the agreement is terminated, he or his legal representative will receive from SDC the base salary which would otherwise be due to the date which termination of employment occurred plus a pro-rata portion of the bonus that would otherwise have been payable to him in that year, and all options granted to him that had not vested at the time of termination would expire. If Mr. Adams' or Mr. Srkal's employment is terminated for any other reason by SDC during the term of the agreement, he will be entitled to receive a lump sum payment in an amount equal to the sum of (A) three times his annual salary plus (B) three times the greater of (i) the bonuses received by him during the twelve months immediately preceding the date of the change in control and (ii) the average of the annual bonuses received by him during the two-year period preceding the change in control event plus (C) an amount equal to the present value of any benefits that would have been payable to him had he continued as an employee of SDC for an additional two years. In addition, all options that had not vested on or prior to the change in control will accelerate and become immediately exercisable.

      Directors who are not employees of SDC receive a director's fee of $5,000 for each quarterly board meeting attended in person and reimbursement of expenses incurred to attend these meetings.

        THE SECOND PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE --
            RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Subject to ratification by our stockholders, the board of directors has reappointed BDO CS s.r.o. as our independent auditors for the current year. The affirmative vote of a majority of shares of our common stock present in person or represented by proxy at the annual meeting is required to ratify the appointment of BDO CS s.r.o. Unless you otherwise indicate on your proxy card, your returned proxy will be voted FOR ratification of the reappointment of BDO CS s.r.o.

      A representative from BDO CS s.r.o. will be available at the annual meeting to respond to any appropriate questions from stockholders.

      The board of directors recommends that you vote FOR the ratification of the appointment of the independent accountants.


    THE THIRD PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE --
   PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO INCREASE
   THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY
                FROM 25,000,000 TO 50,000,000.

      Our board of directors has adopted a resolution to amend clause
(A) of Article IV of our certificate of incorporation to increase the authorized shares of common stock from 25,000,000 shares to 50,000,000 shares, thereby increasing the total number of authorized shares of capital stock from 50,000,000 to 75,000,000 (the "Authorized Capital Amendment"). To effect the Authorized Capital Amendment, clause (A) of
Article IV of the certificate of incorporation would be amended and restated to read as follows:

"A. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 75,000,000 shares consisting of: (1) 50,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), and (2) 25,000.000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock")."

      At the close of business on November 18, 2002, there were issued and outstanding:

      *    20,037,987 shares of Common Stock;

      * 3,764,500 shares of Common Stock issuable upon the exercise of outstanding stock options; and

      *    No shares of Preferred Stock.

      The increase in the authorized number of shares of common stock is proposed to allow us, where advantageous, to issue shares of our common stock in order to raise additional capital for working capital and other purposes, in connection with future acquisitions or other business combinations, to provide for the exercise of stock options or for other corporate purposes. We do not have any present plans, commitments or understandings to issue any additional shares of common stock if the Authorized Capital Amendment is approved.

      We believe that the number of shares of common stock that would be available for issuance following adoption of the Authorized Capital Amendment would be sufficient for the foreseeable future. We do not currently contemplate that further authorization by a vote of our stockholders will be solicited prior to the issuance of common stock that would be authorized if the Authorized Capital Amendment is approved. Other than increasing the number of authorized shares of our common stock, the proposal to increase the authorized shares of common stock will not affect the rights, preferences or privileges of the Company's stockholders. The board of directors has directed that the Authorized Capital Amendment be submitted for stockholder approval.
The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company will be required for approval of the Authorized Capital Amendment. In the absence of approval, the authorized number of shares of common stock will remain 25,000,000.

      When a proxy in the form of the proxy enclosed with this proxy statement is returned properly executed, unless marked to the contrary, such proxy will be voted in favor of the increase in authorized shares of common stock contemplated by the Authorized
Capital Amendment.

      The full text of the Authorized Capital Amendment is attached to this Proxy Statement as Appendix B.

      The board of directors recommends that you vote FOR the approval of the proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 to 50,000,000.


                SUBMISSION OF STOCKHOLDER PROPOSALS

      Proposals intended for inclusion in next year's proxy statement should be sent to the Company at 777 S. Flagler, 8th floor West, W. Palm Beach, Florida 33401 and must be received by August 15, 2003.


                          OTHER MATTERS

      The Company is not aware of any matter that may be brought before the Annual Meeting other than as described above. In the event any other matter properly comes before the Annual Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

Dated: December 16, 2002

                                                                Appendix A

                       AUDIT COMMITTEE CHARTER

I.	General	The Audit Committee is appointed by the Board to
        -------
assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

II.	Members	The Board of Directors shall appoint an Audit
        -------
Committee consisting of at least two members. One member of the Audit Committee shall be designated as Chairman. Each member of the Audit Committee shall meet the independence requirements of the National Association of Securities Dealers, Inc. (the "NASD"). Each member of the Audit Committee shall be financially literate, and the Chairman of the Audit Committee shall have accounting or related financial management expertise.

III.    Authority, Purposes, Duties and Responsibilities  The Audit
        ------------------------------------------------
Committee shall represent the Board of Directors in discharging its responsibility relating to the accounting, reporting and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. However, the Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company. Specifically, the Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditors of the Company, which firm shall be ultimately accountable to the Audit Committee and the Board.

3. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

4. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

5. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

6. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

7. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

8. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

9. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

10. Approve the fees to be paid to the independent auditor for audit services.

11. Approve the retention of the independent auditor for any non-audit service and the fee for such service.

12. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13. Evaluate together with the Board the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

14. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

15. Discuss with the national office of the independent auditor issues on which it was consulted by the Company's audit team and matters of audit quality and consistency.

16. Review the appointment and replacement of the senior internal auditing executive.

17. Review the significant reports to management prepared by the internal auditing department and management's responses.

18. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

19. Obtain from the independent auditor assurance that Section l0A of the Securities Exchange Act of 1934 has not been implicated.

20. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's internal policies, including disclosures of insider and affiliated party transactions.

21. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

22. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies.

23. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

      (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

      (b) Any changes required in the planned scope of the internal audit.

      (c) The internal audit department responsibilities, budget and staffing.

24. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

25. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's internal policies.

26. Review with the Company's General Counsel, if any, legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

27. Meet at least quarterly with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's internal policies.

                                                                 Appendix B


           AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                OF

                      SDC INTERNATIONAL, INC.

1.    The name of this corporation is SDC International, Inc. (the
"Corporation").

2. The Corporation's original Certificate of Incorporation was filed with the Delaware Secretary of State on June 29, 1994.

3. This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the Delaware
General Corporation Law.

4. This Amended and Restated Certificate of Incorporation shall be effective as of December 31, 2002.

5. The Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

                            ARTICLE I
                            ---------
                       NAME OF CORPORATION
                       -------------------

      The name of the corporation is SDC International, Inc. (the
"Corporation").


                           ARTICLE II
                           ----------
                       REGISTERED OFFICE
                       -----------------

      The Corporation's registered office in the State of Delaware is located at 30 Old Rudnick Lane, in the City of Dover, in the County of Kent, Delaware 19901. The name of its registered agent at such address is CorpAmerica, Inc.

                           ARTICLE III
                           -----------
                             PURPOSE
                             -------

      The nature of the business of the Corporation and its purpose is to engage in any lawful act or activity for which corporations may be engaged under the General Corporation Law of the State of Delaware.


                           ARTICLE IV
                           ----------
                         CAPITAL STOCK
                         -------------

      A. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 75,000,000 shares consisting of: (1) 50,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), and (2) 25,000,000 shares of Preferred Stock, par value $.001 per share (the "Preferred Stock").

      B. The Board of Directors shall have the full authority permitted by law, at any time and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series and to determine by resolution or resolutions the following provisions, designations, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions, of the shares of any such series of Preferred Stock:

           (1) the designation of such series (which may by distinguishing number, letter or title), the number of shares to constitute such series (which number the Board of Directors may thereafter increase or decrease (but not below the number of shares thereof then outstanding) and the stated or liquidation value thereof, if different from the par value thereof;

           (2) whether the shares of such series shall have voting rights in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be full or limited;

           (3) the dividends, if any, payable on such series, whether any such dividends shall be cumulative and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class of capital stock or any other series of Preferred Stock;

           (4) whether the shares of such series shall be subject to redemption at the election of the Corporation or the holders of such series, or upon the occurrence of a specified event and, if so, the times, prices and other terms and conditions of such redemption, including the manner of selecting shares for redemption if less than all shares are to be redeemed and the securities or other property payable on such redemption; if any;

           (5) the amount or amounts payable on, if any, and the preferences, if any, of shares of such series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation;

           (6) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

           (7) whether the shares of such series shall convertible into, or exchangeable for, shares of any other class of capital stock or any other series of Preferred Stock or any other securities (whether or not issued by the Corporation) and, if so, the price or prices or the rate or rates of conversions or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

           (8) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, or upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of any other class of capital stock or any other series of Preferred Stock;

           (9) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issuance of any additional stock, including additional shares of any other series or Preferred Stock or of any other class of capital stock;

           (10) the ranking (be it part passu, junior or senior) of each series vis-a-vis any other class of capital stock or series of Preferred Stocks to the payment of dividends, the distribution of assets and all other matters; and

           (11) any other powers, preferences and relative, participating, optional or other special rights, and any qualifications, limitations or restrictions of such series of Preferred Stock. Insofar as they are not inconsistent with the provisions of this Certificate of Incorporation, to the full extent permitted in accordance with the General Corporation Law of the State of Delaware.

      C. The powers, preferences and relative, participating, optional or other special rights, if any, of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series of Preferred Stock at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issues at different times may differ as to the dates from which dividends thereon shall be cumulative.

      D. Subject to the other provisions of this Article FOURTH and actions taken by the Board of Directors pursuant to this Article
FOURTH:

      (1) Except as may be designated by the Board of Directors with respect to any Preferred Stock issued by the Corporation, the voting power of the Corporation shall be exclusively vested in the Common Stock.

      (2) Except as may be designated by the Board of Directors with respect to any Preferred Stock issued by the Corporation, holders of Preferred Stock and holders of Common Stock shall not have any preemptive, preferential or other right to subscribe for or purchase or acquire any shares of any class or series or capital stock or any other securities of the Corporation, whether now or hereafter authorized, and whether or not convertible into, or evidencing or carrying the right to purchase, shares of any class or series of capital stock or any other securities now or hereafter authorized and whether the same shall be issued for cash, services or properly, or by way of dividend or otherwise, other than such right, if any, as the Board of Directors in its discretion from time to time may determine. If the Board of Directors shall offer to the holders of the Preferred Stock or the holders of the Common Stock, or any of them, any such shares or other securities of the Corporation, such offer shall not in any way constitute a waiver or release of the right of the Board of Directors subsequently to dispose of other portions of said shares or securities without so offering the same to said holders.

      (3) The shares of Preferred Stock may be issued for such consideration and for such corporate purposes as the Board of Directors may from time to time determine

      (4) With respect to all matters upon which holders of Common Stock are entitled to vote or to which holders of Common Stock are entitled to give consent, except as may be provided in this Certificate of Incorporation or by applicable law, every holder of Common Stock shall be entitled to cast thereon one vote in person or by proxy for each share of Common Stock standing in such holder's name on the transfer books of the Corporation.


                              ARTICLE V
                              ---------
                   MANAGEMENT OF THE CORPORATION
                   -----------------------------

      The Board of Directors shall have the power to adopt, amend or repeal the by-laws.

                              ARTICLE VI
                              ----------
                            INDEMNIFICATION
                            ---------------

      No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law
(i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith of law,
(iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the direct derived an improper personal benefit. No amendment to or appeal of this Article Sixth shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

      IN WITNESS WHEREOF, I, THE UNDERSIGNED, being the Chairman of the Board and Chief Executive Officer of the Corporation, do make and file this Certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly have thereunto set my hand this ___ day of December, 2002.



                                       __________________________
                                       Ronald A. Adams
                                       Chairman of the Board and
                                       Chief Executive Officer

SDC International, Inc.
777 S. Flagler, 8th floor West
W. Palm Beach, Florida 33401
____________________

ANNUAL MEETING OF STOCKHOLDERS
Monday, December 30, 2002
10:00 a.m. local time
Sheraton Hotel
630 Clearwater Park Road
W. Palm Beach, Florida 33401

ADMISSION TICKET
Please present this ticket for
admittance of stockholder(s)
named below.

---------------------------------------------------------------------------
                          DETACH CARD IF MAILING

/X/ PLEASE MARK VOTES AS IN THIS EXAMPLE.

YOUR DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 and 3.

1.    Election of directors

      FOR ALL nominees                   / /

      WITHHOLD FROM ALL nominees         / /

      FOR ALL EXCEPT THE FOLLOWING NOMINEE(S):

________________________________________________________

2.    Ratification of Auditors

             FOR             AGAINST         ABSTAIN

             / /             / /             / /

3. 	Approval of Amendment of certificate of incorporation to increase number of authorized shares of common stock from 25,000,000 to 50,000,000.

            FOR              AGAINST         ABSTAIN

            / /              / /             / /


ANNUAL REPORT

For multiple accounts only, mark here to discontinue extra annual report.

Signature(s): ___________________________ Date ___________,2002   Please
sign this proxy as name(s) appears above and return it promptly whether or not you plan to attend the annual meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the annual meeting and decide to vote by ballot, such vote will supersede this proxy.

                              P R O X Y

                       SDC INTERNATIONAL, INC.
                    777 S. Flagler, 8th floor West
                     W. Palm Beach, Florida 33401
                  THIS PROXY IS SOLICITED ON BEHALF OF
   THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON DECEMBER 30, 2002

---------------------------------------------------------------------------

The undersigned hereby appoints Ronald A. Adams and General Alexander
M. Haig, Jr., and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of the undersigned in SDC International, Inc. at the annual meeting of stockholders to be held at the Sheraton Hotel at 630 Clearwater Park Road, W. Palm Beach, Florida, at 10:00 a.m. on December 30, 2002, and at any adjournment thereof, upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement furnished with the proxy card, subject to any directions indicated on the other side of the proxy card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES AND IN ACCORD WITH THE DIRECTORS' RECOMMENDATIONS ON THE OTHER SUBJECTS LISTED ON THE OTHER SIDE OF THE PROXY CARD. IN THE EVENT THAT ANY OTHER MATTER MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF, THE PROXY COMMITTEE IS AUTHORIZED, AT THEIR DISCRETION, TO VOTE THE MATTER.

Your vote for the election of directors may be indicated on the other side. Nominees are: Ronald A. Adams, Milota K. Srkal, Henry S. Green, Jr. and Alexander M. Haig, Jr.

PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY TO SDC
INTERNATIONAL, INC., C/O 777 S. FLAGLER, 8TH FLOOR WEST, W. PALM BEACH, FLORIDA 33401, ATTENTION: RONALD A. ADAMS, CHAIRMAN. IF YOU DO NOT SIGN AND RETURN A PROXY CARD, VOTE BY TELEPHONE OR INTERNET, OR ATTEND THE ANNUAL MEETING AND VOTE BY BALLOT, YOUR SHARES CANNOT BE VOTED.

---------------------------------------------------------------------------

COMMENTS:

_____________________________________________

_____________________________________________